UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

         Date of Report (Date of earliest event reported): June 21, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5     Press release dated 21 June, 2004 - Holding(s) in Company


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The company has received the following notification:


                                               HSBC Bank plc
                                               Level 2
                                               9 Canada Square
                                               London E14 5HQ


10 June 2004


Helen Lewis
Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD


FAO: Company Secretary

Dear Sir,

Part VI Companies Act 1985 ("the Act")

We refer to our letter of 04 June 2004 and notify you in accordance with Part VI Companies Act 1985 ("the ACT") that as at close of business on 09 June 2004 HSBC Bank plc no longer had a notifiable interest in the ordinary shares of Marconi Corporation Plc.

HSBC Holdings plc as HSBC Bank plc's parent company are also no longer interested, by virtue of S.203 of the Act, in the above mentioned shares.

If you require any further assistance please telephone on 0207 991 6187.



Yours faithfully

Leon Passey
Central Compliance

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: June 21, 2004